SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report:  January 29, 1996

(Date of earliest event reported)
Commission File No. 33-72966

The_Prudential_Home_Mortgage_Securities_Company,_Inc

________Delaware_________    _____________43-1490160_______________
(State of Incorporation)      (I.R.S. Employer Identification No.)

5325_Spectrum_Drive,_Frederick_,_Maryland__    _______21701__________
Address of principal executive offices              (Zip Code)

______________________(301)_846-8199_________________________________
____Registrant's_Telephone_Number,_including_area_code____

_____________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.    Other_Events

     On January 29, 1996, The Prudential Insurance Company of America (``Prudential Insurance''), the ultimate parent of The Prudential Home Mortgage Securities Company, Inc. (the ``Registrant'') and The Prudential Home Mortgage Company, Inc. (the ``Servicer''), announced that it had entered into a definitive agreement (the ``Sale Agreement'') to sell a substantial portion of its residential mortgage operations to Norwest Mortgage, Inc., a California corporation (``Norwest Mortgage''), and Norwest Bank Minnesota National Association, a national banking association (``Norwest Bank'' and, collectively with Norwest Mortgage, ``Norwest''). In connection therewith, on the closing date specified pursuant to the Sale Agreement (the ``Sale Date''), which is currently expected to be on or about April 30, 1996, Norwest Mortgage will acquire from the Servicer substantially all of its assets and businesses, other than certain mortgage loans and the Servicer's right to service mortgage loans underlying series of mortgage pass-through certificates representing interests in trusts formed by the Seller or by Securitized Asset Sales, Inc., an affiliate of the Registrant and the Servicer (``SASI''), and certain other mortgage servicing rights (all such servicing rights collectively, the ``Retained Servicing''). It is the present intention of the Servicer to sell the Retained Servicing, from time to time as market conditions warrant, in one or more transactions to one or more purchasers, which may include Norwest Mortgage, and to effectively exit the mortgage loan origination and servicing business as of the Sale Date. In addition, pursuant to the Sale Agreement, Norwest Bank will also, on the Sale Date, acquire substantially all of the assets and succeed to all of the obligations of Securitized Asset Services Corporation, an affiliate of the Registrant, the Servicer and Prudential Insurance (``SASCOR''), including SASCOR's obligations as master servicer under certain of the Pooling and Servicing Agreements (as defined below).

     In order to assure the performance of the Servicer's obligations as servicer under the pooling and servicing agreements (each, a ``Pooling and Servicing Agreement'') pursuant to which various series of the Registrant's mortgage pass-through certificates were issued, under other agreements pursuant to which the Servicer performs Retained Servicing with respect to mortgage loans underlying series of mortgage pass-through certificates representing interests in trusts formed by the Registrant or SASI (each, a ``Servicing Agreement'') and under each other agreement pursuant to which the Servicer performs Retained Servicing with respect to mortgage loans not underlying series of mortgage pass-through certificates representing interests in trusts formed by the Registrant or SASI (each, an "Other Servicing Agreement"), the Servicer, Prudential Insurance and Norwest intend to enter into the following arrangements:

     1. Subservicing_Agreement. The Servicer, Prudential Insurance and Norwest Mortgage will enter into a subservicing agreement (the ``Subservicing Agreement''), pursuant to which the Servicer will delegate to Norwest Mortgage, and Norwest Mortgage will agree to perform, all of the Servicer's duties and obligations as mortgage loan servicer under each Pooling and Servicing Agreement, Servicing Agreement and Other Servicing Agreement, other than the Servicer's duties with respect to the administration and disposition of real estate acquired upon foreclosure, which latter duties will remain the responsibility of the Servicer with the particular functions to be delegated by the Servicer to Prudential Asset Recovery, Inc., an affiliate of of the Registrant, the Servicer, SASCOR, SASI and Prudential Insurance, or other third party contractors. Such duties include collection of mortgage payments, maintenance of tax and insurance escrows, advancing for borrower delinquencies and unpaid taxes, to the extent required by the applicable Pooling and Servicing Agreement, Servicing Agreement or Other Servicing Agreement, and foreclosure or other realization activities in connection with defaulted mortgage loans.

     Under the Subservicing Agreement, Norwest Mortgage will be obligated to make any principal and interest or other advances required to be made by the Servicer under any Pooling and Servicing Agreement, Servicing Agreement or Other Servicing Agreement, provided that the aggregate unreimbursed amount of such advances at any time does not exceed $100 million. The Servicer will be obligated to reimburse Norwest Mortgage for the amount of any such advances, plus interest, from its own funds. The Servicer will remain obligated under each Pooling and Servicing Agreement, Servicing Agreement and Other Servicing Agreement for all required advances which are not made by Norwest Mortgage for any reason. In order to provide for its obligation to make advances after the Sale Date, the Servicer will enter into a Loan Agreement with Prudential Funding Corporation, an affiliate of the Registrant, the Servicer, SASCOR, SASI and Prudential Insurance ("Funding"), pursuant to which Funding will provide the Servicer with a committed borrowing line (the "Loan Facility") in the amount of $40 million for the sole purpose of supporting advances required of the Servicer under the Pooling and Servicing Agreements and Servicing Agreements. Although the Servicer expects that the combination of Norwest Mortgage's advance obligation under the Subservicing Agreement and the Loan Facility will be adequate to provide for the continuation of all such advances, there can be no assurance that such mechanisms will be sufficient, or that after the Sale Date the Servicer will have sufficient other assets, to ensure that all required advances will be made.

     The Servicer will pay Norwest Mortgage a portion of the Servicer's servicing compensation under each Pooling and Servicing Agreement and Servicing Agreement for its activities as subservicer. The Subservicing Agreement will have an initial term of five years from the Sale Date and may be extended for consecutive three year terms by the Servicer, at its option, provided that the Servicer and Norwest Mortgage agree, in the exercise of good faith, on the subservicing compensation for each such renewal term. The Subservicing Agreement will be terminable by the Servicer, from time to time, with respect to any mortgage loans as to which the Servicer arranges to sell the Retained Servicing.

     2. Certificate_Administration_Agreement. The Servicer and Norwest Bank will enter into an agreement (the ``Certificate Administration Agreement''), pursuant to which the Servicer will delegate to Norwest Bank, and Norwest Bank will agree to perform, all of the Servicer's obligations, if any, with respect to administrative and reporting functions under each Pooling and Servicing Agreement. Such duties include calculation of distributions, preparation and filing of tax returns, preparation of reports to investors and preparation and filing of periodic reports under the Securities Exchange Act of 1934, as amended.

     The Subservicing Agreement and the Certificate Administration Agreement will collectively provide for the delegation of substantially all of the Servicer's duties and obligations under each Pooling and Servicing Agreement, Servicing Agreement and Other Servicing Agreement. While each Pooling and Servicing Agreement and Servicing Agreement provides that the Servicer will remain liable for its obligations thereunder until the related Retained Servicing is transferred in the manner permitted thereby, from and after the Sale Date the Servicer is not expected to have any servicing capability or employees with which to perform such obligations.

     Under each Pooling and Servicing Agreement, the Registrant is required, with respect to any mortgage loan found to have defective documentation or in respect of which the Registrant has breached a representation or warranty, either to repurchase such mortgage loan or to substitute a new mortgage loan therefor. Each such mortgage loan was, in turn, acquired by the Registrant from the Servicer pursuant to an agreement under which the Servicer is required to repurchase or substitute for any such mortgage loan so repurchased or substituted for by the Registrant. Although after the Sale Date the Servicer will continue to own the Retained Servicing, the Servicer intends to sell the Retained Servicing as expeditiously as market conditions permit. Accordingly, there can be no assurance that at any time after the Sale Date the Servicer will have any material assets with which to satisfy such obligations to the Registrant. In such event, the Registrant would be unable to fulfill its repurchase or substitution obligations under the Pooling and Servicing Agreements. However with respect to any mortgage loan subserviced pursuant to the Subservicing Agreement, Prudential Insurance will agree in the Subservicing Agreement to provide the funds to repurchase such mortgage loan.

     Each rating agency which rated a class of the Registrant's mortgage pass-through certificates upon the initial issuance thereof has confirmed to the Registrant that the transactions contemplated by the Sale Agreement and the Subservicing Agreement will not cause the ratings currently assigned to such Certificates to be revoked or lowered or cause such Certificates to be placed on credit review status.

     According to information provided by Norwest Mortgage, at December 31, 1995, Norwest Mortgage was the nation's largest mortgage originator and had a servicing portfolio of more that $107 billion. In 1995, Norwest Mortgage originated over $33 billion of residential mortgage loans. Headquartered in Des Moines, Iowa, Norwest Mortgage has more than 700 loan production offices in all 50 states.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE PRUDENTIAL HOME MORTGAGE
                                  SECURITIES COMPANY, INC.

                                  January 29, 1996

                                  By: /s/ M. Kathryn Gray
                                   ______________________
                                  Name: M. Kathryn Gray
                                  Title: Vice President